UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2016

Item 1.  Reports to Stockholders.

Annual Report	8/31/2016

Oppenheimer Developing Markets Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
1-Year	11.74%	5.31%	11.83%

5-Year	1.21	0.02	-0.42

10-Year	6.31	5.68	3.91

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 11.74% during the one-year reporting period. In comparison, the MSCI Emerging Markets Index (the “Index”) returned 11.83%. It was a tale of two periods for emerging markets. After suffering losses over the first half of the reporting period, emerging market equities rallied strongly over the second half of the reporting period, resulting in strong performance for the overall one-year period. Relative to the Index, the Fund’s strongest results stemmed from stock selection in China. The most significant detractors from performance were the Fund’s positions in Hong Kong and India as well as its underweight to South Korea. On a sector basis, the largest contribution to performance came from stock selection in Consumer Discretionary and Financials. Holdings in Consumer Staples were the main detractor.

MARKET OVERVIEW

The closing months of 2015 were marked by uncertainty over when, or if, the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth, created an environment where investor sentiment swung back and forth like a pendulum. Market volatility picked up significantly in the beginning of 2016. The declines were largely the result of concerns surrounding growth

3        OPPENHEIMER DEVELOPING MARKETS FUND

in China and the continued drop in oil prices. Against this backdrop, emerging and developed market equities experienced losses.

Investor sentiment shifted over the second half of the reporting period. The bottoming of both oil prices (and much of the commodity complex) and domestic growth conditions across the emerging market landscape have been important catalysts. However, the level of U.S. dollar gains—and just as importantly, the geographic distribution of such gains—suggests the principal driver of emerging market equity performance thus far in 2016 has been the global hunt for yield, rather than any meaningful improvement in underlying fundamentals. What we are witnessing is not a massive cyclical recovery in emerging market economies and corporate earnings, but rather a global carry trade. Emerging market bonds have seen unbelievable levels of inflows as a result.

The distribution of performance across emerging market equity markets reflects this basal reality. Outperformance has largely been centered in “high yield” countries and/ or those with significant commodity exports. Indeed, one could make the philosophical extension that commodity price gains also reflect the relatively weak dollar environment, which is itself a manifestation of low nominal rates.

If we decompose equity returns in some of the best performing emerging market countries year to date, the currency component is enormous. The Brazilian real has rallied over 20% so far in 2016. The South African rand, Colombian peso, and Russian ruble have also made big gains. Turkey is another interesting illustration of this disconnect. The currency has been rock solid, despite a presumptive military coup and an unusually capricious effort to subvert dissent across media, the judicial system and the economy—effectively all the significant checks on power.

FUND REVIEW

Top contributors to performance during this reporting period included information technology stocks Tencent Holdings Ltd., Taiwan Semiconductor Manufacturing Co., Ltd. and Alibaba Group Holding Ltd.

Tencent Holdings Ltd. is one of China’s leading Internet companies. The stock’s performance was in part driven by better than expected results. The online gaming and social networking company delivered strong growth. The company continued to show improvements in monetization through online advertising, which has been an increasing focus.

Taiwan Semiconductor Manufacturing (TSMC) is the largest semiconductor foundry with 50% share of global revenues. We believe that TSMC is well-positioned to benefit from increasing mobile connectivity and, in the long run, the growth of next generation networks and data centers. The stock rallied on optimism surrounding stronger than expected inventory restocking and the

4        OPPENHEIMER DEVELOPING MARKETS FUND

potential to take 100% share of the iPhone business.

Alibaba is the largest e-commerce operator in China. Shares of Alibaba rallied strongly after reporting strong quarterly earnings in August 2016. The company enjoys formidable competitive advantages in its marketplace—logistics, payments, and big data.

Detractors from performance included Tingyi (Cayman Islands) Holding Corp., Magnit PJSC and Dr. Reddy’s Laboratories Ltd.

Tingyi (Cayman Islands) Holding Corp., along with its subsidiaries, is the largest instant noodle producer in China. The company reported a decline in profit for 2015. The sales in Tingyi’s instant noodle business declined following price hikes that weren’t replicated by the competition, resulting in a loss of market share. Additionally, its products in the beverage segment were not properly positioned.

Magnit, the largest food retailer in Russia, suffered on the back of a weak currency and a cyclical slowdown in consumption. However, we continue to believe that the company has significant growth prospects as half of the Russian food retail market is comprised of inefficient retailers. We believe the company’s strong cash generation should serve it well relative to the competition during a challenging macro environment.

Dr. Reddy’s Laboratories is an Indian pharma company with exposure to a host of therapies including cardiovascular, oncology and pain. The past year has been a challenging one. In the fourth quarter of 2015, it announced that it had received a warning letter from the FDA for three of its manufacturing sites. The main concerns revolve around company practices related to data management—documentation, reporting, etc. Revenues have declined on the back of a lack of meaningful drug approvals and price erosions. We believe that most of the bad news is in the stock price.

STRATEGY & OUTLOOK

In all market climates, our focus remains unchanged. We are long-term investors in what we view as extraordinary companies across the developing world—companies with sustainable competitive advantages, real options and durable growth. We remain committed to fundamentals, which like gravity, exert a long-term pull on asset prices.

While we do not claim any prescient ability to predict inherently complex variables like global rates, oil prices or short-term currency movements, we do believe that the stabilization trade will ultimately run its course and a return to fundamentals will eventually emerge.

Multiples in many of the “high-yield” outperformers (e.g., Brazil) look unsustainably expensive, unless there is a material expansion of earnings, which seems unlikely. In our view, much of the emerging market rally—in equities and currencies—has little

5        OPPENHEIMER DEVELOPING MARKETS FUND

to do with long-term earnings power or competitive advantage. In the long term, however, these are what ultimately matter to many equity investors.

Justin Leverenz, CFA	John Paul Lech
Portfolio Manager	Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Tencent Holdings Ltd.	5.1%
Housing Development Finance Corp. Ltd.	4.9
Alibaba Group Holding Ltd., Sponsored ADR	4.6
Baidu, Inc., Sponsored ADR	4.0
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8
Magnit PJSC	3.0
Novatek OJSC, Sponsored GDR	2.4
AIA Group Ltd.	2.4
Infosys Ltd.	2.3
Ctrip.com International Ltd., ADR	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

China	25.1%
India	14.5
Russia	8.2
Brazil	7.2
United States	6.8
Hong Kong	5.6
Mexico	4.2
Taiwan	3.8
Philippines	3.3
France	2.6

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on the total market value of investments.

7        OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	11.74%	1.21%	6.31%

Class B (ODVBX)	11/18/96	10.92	0.41	5.80

Class C (ODVCX)	11/18/96	10.90	0.49	5.55

Class I (ODVIX)	12/29/11	12.22	4.11 *	N/A

Class R (ODVNX)	3/1/01	11.47	0.92	5.95

Class Y (ODVYX)	9/7/05	12.04	1.51	6.63

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	5.31%	0.02%	5.68%

Class B (ODVBX)	11/18/96	5.92	0.02	5.80

Class C (ODVCX)	11/18/96	9.90	0.49	5.55

Class I (ODVIX)	12/29/11	12.22	4.11 *	N/A

Class R (ODVNX)	3/1/01	11.47	0.92	5.95

Class Y (ODVYX)	9/7/05	12.04	1.51	6.63

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the

8        OPPENHEIMER DEVELOPING MARKETS FUND

Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During 6 Months Ended August 31, 2016

Class A	$ 1,000.00	$ 1,182.80	$ 7.15

Class B	1,000.00	1,178.60	11.33

Class C	1,000.00	1,178.40	11.33

Class I	1,000.00	1,185.60	4.73

Class R	1,000.00	1,181.30	8.53

Class Y	1,000.00	1,184.50	5.83

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.60	6.62

Class B	1,000.00	1,014.78	10.49

Class C	1,000.00	1,014.78	10.49

Class I	1,000.00	1,020.81	4.38

Class R	1,000.00	1,017.34	7.89

Class Y	1,000.00	1,019.81	5.40

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.30%

Class B	2.06

Class C	2.06

Class I	0.86

Class R	1.55

Class Y	1.06

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS August 31, 2016

	Shares	Value

Common Stocks—92.5%

Consumer Discretionary—17.7%

Automobiles—0.8%
Astra International Tbk PT	370,502,300	$227,288,779

Diversified Consumer Services—2.5%
Estacio Participacoes SA1	43,333,450	222,491,206

Kroton Educacional SA1	40,940,136	174,957,846

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	9,075,229	358,290,041

		755,739,093

Hotels, Restaurants & Leisure—5.1%
China Lodging Group Ltd., Sponsored ADR[1]	4,698,926	209,713,067

Genting Bhd[1]	213,715,100	410,517,170

Genting Malaysia Bhd	131,005,300	143,543,304

Jollibee Foods Corp.	41,721,993	219,306,944

Las Vegas Sands Corp.	6,327,980	317,727,876

Melco Crown Entertainment Ltd., ADR	17,049,866	221,307,261

		1,522,115,622

Internet & Catalog Retail—2.1%
Ctrip.com International Ltd., ADR[1,2]	13,523,404	640,333,179

Media—1.8%
Zee Entertainment Enterprises Ltd.[1]	66,949,262	540,407,194

Specialty Retail—1.4%
Fast Retailing Co. Ltd.	667,730	234,880,632

Tiffany & Co.	2,381,150	169,942,675

		404,823,307

Textiles, Apparel & Luxury Goods—4.0%
Cie Financiere Richemont SA	533,986	30,812,223

Kering	1,683,361	319,814,829

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

LVMH Moet Hennessy Louis Vuitton SE	2,599,929	$440,760,302

Prada SpA[1]	128,488,610	385,429,093

		1,176,816,447

Consumer Staples—12.1%

Beverages—5.4%
Ambev SA, ADR	39,494,660	234,203,334

Anadolu Efes Biracilik Ve Malt Sanayii AS	22,438,068	139,222,049

Fomento Economico Mexicano SAB de CV	28,759,587	263,515,939

Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,166,720	106,813,216

Kweichow Moutai Co. Ltd., Cl. A5	6,690,000	310,682,730

Nigerian Breweries plc	205,993,581	91,502,409

SABMiller plc	4,631,124	267,590,080

Wuliangye Yibin Co. Ltd., Cl. A5	35,349,791	184,799,664

		1,598,329,421

Food & Staples Retailing—4.6%
Almacenes Exito SA, GDR[1,3]	11,250,373	55,608,344

BIM Birlesik Magazalar AS	9,494,158	162,778,953

CP ALL PCL	77,851,600	139,854,957

Magnit PJSC[1]	5,704,592	896,709,026

Wal-Mart de Mexico SAB de CV	44,365,290	101,343,560

		1,356,294,840

Food Products—2.0%
Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A4	19,213,474	48,448,610

Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A4,5	76,363,022	192,912,743

Tingyi Cayman Islands Holding Corp.	148,787,000	137,371,164

Want Want China Holdings Ltd.	307,890,000	202,447,553

		581,180,070

12        OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Household Products—0.0%
Kimberly-Clark de Mexico SAB de CV, Cl. A	5,363,187	$12,827,173

Personal Products—0.1%
LG Household & Health Care Ltd.	39,554	33,693,920

Energy—2.4%

Oil, Gas & Consumable Fuels—2.4%
Novatek OJSC, Sponsored GDR	6,553,145	707,000,531

Financials—23.4%

Commercial Banks—7.8%
3SBio, Inc.[2,3]	17,593,500	17,951,165

Bank Mandiri Persero Tbk PT	227,438,600	192,555,734

Bank Pekao SA	7,695,029	259,030,368

Commercial International Bank Egypt SAE	35,661,362	195,134,220

Grupo Aval Acciones y Valores SA, ADR	32,166,935	270,523,923

Grupo Financiero Banorte SAB de CV	60,880,455	328,087,890

Grupo Financiero Inbursa SAB de CV	171,051,826	298,325,321

Kotak Mahindra Bank Ltd.	16,921,981	204,437,557

Sberbank of Russia PJSC, Sponsored ADR	54,404,437	499,601,113

Zenith Bank plc	1,278,261,810	60,416,046

		2,326,063,337

Diversified Financial Services—3.3%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[1]	77,299,748	428,724,912

Grupo de Inversiones Suramericana SA	17,488,451	227,350,451

Hong Kong Exchanges & Clearing Ltd.	7,807,652	190,759,833

Moscow Exchange (The)	63,328,957	123,199,140

		970,034,336

	Shares	Value

Insurance—4.8%
AIA Group Ltd.	112,222,600	$706,937,412

China Pacific Insurance Group Co. Ltd., Cl. H	73,447,800	257,375,736

Old Mutual plc	124,747,862	315,830,786

Sul America SA1	27,002,833	136,552,788

		1,416,696,722

Real Estate Management & Development—2.6%
Ayala Land, Inc.	53,455,400	44,183,421

Global Logistic Properties Ltd.	111,343,000	148,070,703

Hang Lung Group Ltd.	39,349,750	144,048,379

SM Prime Holdings, Inc.	525,206,272	336,082,294

SOHO China Ltd.	193,815,000	115,497,181

		787,881,978

Thrifts & Mortgage Finance—4.9%
Housing Development Finance Corp. Ltd.	69,150,345	1,453,057,406

Health Care—4.6%

Health Care Providers & Services—2.5%
Apollo Hospitals Enterprise Ltd.[1]	11,490,888	231,796,071

Sinopharm Group Co. Ltd., Cl. H1	97,974,400	500,260,680

		732,056,751

Pharmaceuticals—2.1%
Dr. Reddy’s Laboratories Ltd.	6,653,190	305,235,683

Glenmark Pharmaceuticals Ltd.	8,614,851	108,011,684

Jiangsu Hengrui Medicine Co. Ltd., Cl. A	16,224,884	105,095,424

Sun Pharmaceutical Industries Ltd.	10,744,367	123,864,987

		642,207,778

Industrials—5.3%

Aerospace & Defense—0.7%
Embraer SA, Sponsored ADR[1]	11,496,634	202,455,725

Industrial Conglomerates—2.6%
Jardine Strategic Holdings Ltd.	12,285,943	395,846,879

13        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Industrial Conglomerates (Continued)

SM Investments Corp.	25,870,240	$377,134,254

		772,981,133

Transportation Infrastructure—2.0%
Airports of Thailand PCL	5,951,900	69,053,637

DP World Ltd.	21,440,025	396,655,149

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	8,530,765	129,907,548

		595,616,334

Information Technology—23.9%

Electronic Equipment, Instruments, & Components—1.2%
Murata Manufacturing Co. Ltd.	2,638,100	355,307,997

Internet Software & Services—15.0%
Alibaba Group Holding Ltd., Sponsored ADR[2]	14,122,295	1,372,545,851

Baidu, Inc., Sponsored ADR[2]	6,954,026	1,189,625,228

MercadoLibre, Inc.[1]	208,720	35,899,840

NAVER Corp.	448,426	339,542,538

Tencent Holdings Ltd.	58,826,010	1,524,902,117

		4,462,515,574

IT Services—3.9%
Cielo SA	2,964,800	30,839,723

Cognizant Technology Solutions Corp., Cl. A2	2,463,260	141,489,655

Infosys Ltd.	45,021,081	693,899,251

Tata Consultancy Services Ltd.	8,309,112	311,666,339

		1,177,894,968

Semiconductors & Semiconductor Equipment—3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	201,096,429	1,118,739,365

	Shares	Value

Materials—3.1%

Chemicals—0.3%
Asian Paints Ltd.	4,610,800	$79,856,949

Construction Materials—1.5%
Indocement Tunggal Prakarsa Tbk PT	109,383,800	145,814,313

Semen Indonesia Persero Tbk PT	85,824,000	63,951,835

UltraTech Cement Ltd.	3,881,542	233,273,701

		443,039,849

Metals & Mining—1.3%
Alrosa PJSC	196,609,269	226,590,610

Glencore plc[2]	73,873,319	169,065,296

		395,655,906

Total Common Stocks
(Cost $21,880,448,241)		27,488,911,684

Preferred Stocks—2.8%

Lojas Americanas SA, Preference[1]	116,980,600	696,623,603

Xiaoju Kuaizhi, Inc., Series A, Preference[2,6]	2,615,945	99,999,991

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	189,591,305	26,045,095

Total Preferred Stocks (Cost $509,293,478)		822,668,689

	Units

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1,2] (Cost $22,944,872)	36,522,500	13,778,677

14        OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Investment Company—4.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.35%[1,7,8] (Cost $1,385,672,153)	1,385,672,153	$1,385,672,153

Total Investments, at Value (Cost $23,798,358,744)	100.0%	29,711,031,203

Net Other Assets (Liabilities)	0.0	6,751,709

Net Assets	100.0%	$29,717,782,912

Footnotes to Consolidated Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

MYR    Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares August 31, 2016

Almacenes Exito SA	15,671,455	—	15,671,455	—
Almacenes Exito SA, GDR[a]	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	12,086,295	—	595,407	11,490,888
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[a]	111,087,648	—	33,787,900	77,299,748
China Lodging Group Ltd., Sponsored ADR	1,136,568	3,562,358	—	4,698,926
Ctrip.com International Ltd., ADR[a]	7,900,702	7,900,702[b]	2,278,000	13,523,404
Cyrela Brazil Realty SA Empreendimentos e Participacoes	30,690,700	—	30,690,700	—
Diagnosticos da America SA	27,003,700	—	27,003,700[b]	—
Embraer SA, Sponsored ADR	13,662,162	1,628,130	3,793,658	11,496,634
Estacio Participacoes SA	42,037,850	4,149,700	2,854,100	43,333,450
Genting Bhd	219,961,100	—	6,246,000	213,715,100
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18	36,522,500	—	—	36,522,500
Homeinns Hotel Group, ADR	6,717,713	—	6,717,713[b]	—
Kroton Educacional SAa	115,616,536	—	74,676,400	40,940,136
Lojas Americanas SA, Preference	98,405,500	19,623,700[b]	1,048,600	116,980,600
Magnit PJSC	5,689,221	194,901	179,530	5,704,592
MercadoLibre, Inc.[a]	2,669,702	208,720	2,669,702	208,720
New Oriental Education & Technology Group, Inc., Sponsored ADR	14,908,372	—	5,833,143	9,075,229
Oppenheimer Institutional Money Market Fund, Cl. E8	1,432,448,652	4,526,947,191	4,573,723,690	1,385,672,153
Prada SpA	126,303,810	2,184,800	—	128,488,610
Qunar Cayman Islands Ltd., ADR	4,232,159	—	4,232,159	—

15        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

Shares August 31, 2015		Gross Additions	Gross Reductions	Shares August 31, 2016

Sinopharm Group Co. Ltd., Cl. H	111,316,000	482,400	13,824,000	97,974,400
Sul America SA	27,427,333	—	424,500	27,002,833
Zee Entertainment Enterprises Ltd.	77,074,068	—	10,124,806	66,949,262
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	—	189,591,305[b]	—	189,591,305
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv., 6%	1,895,913,054	—	1,895,913,054[b]	—

		Value	Income	Realized Gain (Loss)

Almacenes Exito SA		$—	$2,839,409	$(116,114,913)
Almacenes Exito SA, GDR		—[c]	2,350,642	—
Apollo Hospitals Enterprise Ltd.		231,796,071	1,086,653	1,043,743
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros		—[c]	14,975,100	(99,446,361)
China Lodging Group Ltd., Sponsored ADR		209,713,067	1,110,364	—
Ctrip.com International Ltd., ADR		—[c]	—	8,664,730
Cyrela Brazil Realty SA Empreendimentos e Participacoes		—	—	(123,850,620)
Diagnosticos da America SA		—	—	(113,597,992)
Embraer SA, Sponsored ADR		202,455,725	1,218,358	(39,764,399)
Estacio Participacoes SA		222,491,206	4,656,575	(11,357,506)
Genting Bhd		410,517,170	1,871,720	(10,198,433)
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18		13,778,677	—	—
Homeinns Hotel Group, ADR		—	—	27,636,188
Kroton Educacional SA		—[c]	5,069,076	(83,125,453)
Lojas Americanas SA, Preference		696,623,603	3,394,846	(776,295)
Magnit PJSC		896,709,026	23,241,097	(19,170,911)
MercadoLibre, Inc.		—[c]	443,017	53,882,220
New Oriental Education & Technology Group, Inc., Sponsored ADR		358,290,041	5,963,349	71,599,463
Oppenheimer Institutional Money Market Fund, Cl. E8		1,385,672,153	4,903,982	—
Prada SpA		385,429,093	11,585,991	—
Qunar Cayman Islands Ltd., ADR		—	—	54,368,250
Sinopharm Group Co. Ltd., Cl. H		500,260,680	5,899,439	16,968,844
Sul America SA		136,552,788	3,370,264	(1,211,856)
Zee Entertainment Enterprises Ltd.		540,407,194	2,241,605	22,513,506
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		26,045,095	—	—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv., 6%		—	1,713,755	—

Total		$6,216,741,589	$97,935,242	$(361,937,795)

a. No longer an affiliate at period end.

b. All or a portion is the result of a corporate action.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $73,559,509 or 0.25% of the Fund’s net assets at period end.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

16        OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Consolidated Statement of Investments (Continued)

6. Restricted security. The aggregate value of restricted securities at period end was $99,999,991, which represents 0.34% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)

Xiaoju Kuaizhi, Inc., Series A, Preference	4/22/16	$99,999,991	$99,999,991	$—

7. Rate shown is the 7-day yield at period end.

8. Effective September 28, 2016, the fund will change its name to Oppenheimer Institutional Government Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

China	$7,468,252,124	25.1%
India	4,311,551,917	14.5
Russia	2,453,100,420	8.2
Brazil	2,126,849,136	7.2
United States	2,014,832,359	6.8
Hong Kong	1,658,899,764	5.6
Mexico	1,240,820,646	4.2
Taiwan	1,118,739,365	3.8
Philippines	976,706,914	3.3
France	760,575,130	2.6
Indonesia	629,610,661	2.1
Japan	590,188,629	2.0
United Kingdom	583,420,866	2.0
Malaysia	567,839,151	1.9
Colombia	553,482,718	1.9
United Arab Emirates	396,655,149	1.3
Italy	385,429,093	1.3
South Korea	373,236,459	1.2
Turkey	302,001,002	1.0
Poland	259,030,368	0.9
Thailand	208,908,594	0.7
Switzerland	199,877,519	0.7
Egypt	195,134,220	0.6
Nigeria	151,918,455	0.5
Singapore	148,070,704	0.5
Argentina	35,899,840	0.1

Total	$29,711,031,203	100.0%

See accompanying Notes to Consolidated Financial Statements.

17        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES August 31, 2016

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $18,211,986,458)	$23,494,289,614
Affiliated companies (cost 5,586,372,286)	6,216,741,589

29,711,031,203

Cash	38,800,350

Cash—foreign currencies (cost $47,928,801)	47,816,620

Receivables and other assets:
Investments sold	57,143,033
Shares of beneficial interest sold	22,870,617
Dividends	15,653,516
Other	1,348,651

Total assets	29,894,663,990

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	145,370,269
Foreign capital gains tax	21,845,969
Distribution and service plan fees	1,805,193
Trustees’ compensation	1,720,677
Investments purchased	830,415
Shareholder communications	87,132
Other	5,221,423

Total liabilities	176,881,078

Net Assets	$29,717,782,912

Composition of Net Assets
Paid-in capital	$27,903,006,855

Accumulated net investment income	76,209,647

Accumulated net realized loss on investments and foreign currency transactions	(4,151,945,165)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,890,511,575

Net Assets	$29,717,782,912

18        OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,574,856,718 and 196,537,965 shares of beneficial interest outstanding)	$33.45
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$35.49

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,044,449 and 1,522,790 shares of beneficial interest outstanding)	$32.21

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,046,894,131 and 33,301,958 shares of beneficial interest outstanding)	$31.44

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $7,861,500,353 and 237,597,813 shares of beneficial interest outstanding)	$33.09

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $634,007,177 and 19,731,650 shares of beneficial interest outstanding)	$32.13

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $13,551,480,084 and 409,963,910 shares of beneficial interest outstanding)	$33.06

See accompanying Notes to Consolidated Financial Statements.

19        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended August 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,344,073)	$393,393,113
Affiliated companies (net of foreign withholding taxes of $11,070,941)	97,935,242

Interest	30,634

Total investment income	491,358,989

Expenses
Management fees	225,553,513

Distribution and service plan fees:
Class A	17,135,714
Class B	618,070
Class C	11,152,908
Class R	3,133,638

Transfer and shareholder servicing agent fees:
Class A	15,206,148
Class B	136,111
Class C	2,455,295
Class I	1,976,896
Class R	1,380,321
Class Y	29,747,096

Shareholder communications:
Class A	96,411
Class B	1,414
Class C	16,694
Class I	25,601
Class R	3,111
Class Y	146,541

Custodian fees and expenses	13,061,828

Borrowing fees	551,303

Trustees’ compensation	464,334

Other	5,585,286

Total expenses	328,448,233
Less reduction to custodian expenses	(24,019)
Less waivers and reimbursements of expenses	(1,360,757)

Net expenses	327,063,457

Net Investment Income	164,295,532

20        OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $20,203,221)	$(1,923,239,253)
Affiliated companies	(361,937,795)
Foreign currency transactions	(12,175,311)

Net realized loss	(2,297,352,359)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $1,816,904)	4,209,648,776
Translation of assets and liabilities denominated in foreign currencies	1,192,960,761

Net change in unrealized appreciation/depreciation	5,402,609,537

Net Increase in Net Assets Resulting from Operations	$3,269,552,710

See accompanying Notes to Consolidated Financial Statements.

21        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015

Operations
Net investment income	$164,295,532	$254,455,682

Net realized loss	(2,297,352,359)	(1,847,880,353)

Net change in unrealized appreciation/depreciation	5,402,609,537	(9,771,035,937)

Net increase (decrease) in net assets resulting from operations	3,269,552,710	(11,364,460,608)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(30,948,850)	(29,843,512)
Class B	—	—
Class C	—	—
Class I	(61,114,102)	(55,106,788)
Class R	(1,250,429)	(922,751)
Class Y	(106,151,369)	(122,099,117)

	(199,464,750)	(207,972,168)

Distributions from net realized gain:
Class A	—	(174,988,969)
Class B	—	(2,155,550)
Class C	—	(32,263,186)
Class I	—	(110,292,826)
Class R	—	(14,384,024)
Class Y	—	(326,400,898)

	—	(660,485,453)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,808,196,452)	(1,756,774,548)
Class B	(39,774,432)	(33,207,152)
Class C	(370,988,395)	(323,504,660)
Class I	841,363,520	960,273,360
Class R	(91,315,455)	(57,695,825)
Class Y	(3,174,286,776)	(76,996,040)

	(4,643,197,990)	(1,287,904,865)

Net Assets
Total decrease	(1,573,110,030)	(13,520,823,094)

Beginning of period	31,290,892,942	44,811,716,036

End of period (including accumulated net investment income of $76,209,647 and $133,799,779, respectively)	$29,717,782,912	$31,290,892,942

See accompanying Notes to Consolidated Financial Statements.

22        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$30.06	$41.30	$33.94	$32.25	$33.15

Income (loss) from investment operations:
Net investment income[2]	0.12	0.17	0.14	0.09	0.19
Net realized and unrealized gain (loss)	3.40	(10.71)	7.44	1.74	(0.53)

Total from investment operations	3.52	(10.54)	7.58	1.83	(0.34)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.10)	(0.04)	(0.14)	(0.56)
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.70)	(0.22)	(0.14)	(0.56)

Net asset value, end of period	$33.45	$30.06	$41.30	$33.94	$32.25

Total Return, at Net Asset Value[3]	11.74%	(25.84)%	22.38%	5.67%	(0.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,574,857	$7,679,026	$12,573,313	$12,371,560	$10,784,891

Average net assets (in thousands)	$6,903,922	$10,303,699	$13,256,077	$12,394,351	$10,327,349

Ratios to average net assets:[4]
Net investment income	0.38%	0.47%	0.36%	0.27%	0.61%
Expenses excluding specific expenses listed below	1.32%	1.31%	1.32%	1.36%	1.36%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.32%	1.31%	1.32%	1.36%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.30%	1.31%	1.35%	1.36%

Portfolio turnover rate	18%	36%	26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.32%
Year Ended August 31, 2015	1.31%
Year Ended August 29, 2014	1.33%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%

See accompanying Notes to Consolidated Financial Statements.

23        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$29.04	$40.11	$33.19	$31.68	$32.48

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.11)	(0.16)	(0.22)	(0.09)
Net realized and unrealized gain (loss)	3.30	(10.36)	7.26	1.73	(0.49)

Total from investment operations	3.17	(10.47)	7.10	1.51	(0.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.22)
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.60)	(0.18)	0.00	(0.22)

Net asset value, end of period	$32.21	$29.04	$40.11	$33.19	$31.68

Total Return, at Net Asset Value[3]	10.92%	(26.40)%	21.44%	4.77%	(1.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,045	$83,559	$153,828	$155,638	$179,874

Average net assets (in thousands)	$61,716	$120,812	$156,760	$177,608	$189,982

Ratios to average net assets:[4]
Net investment loss	(0.43)%	(0.30)%	(0.43)%	(0.64)%	(0.28)%
Expenses excluding specific expenses listed below	2.08%	2.06%	2.09%	2.23%	2.24%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.08%	2.06%	2.09%	2.23%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	2.05%	2.08%	2.22%	2.22%

Portfolio turnover rate	18%	36%	26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	2.08%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.10%
Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%

See accompanying Notes to Consolidated Financial Statements.

24        OPPENHEIMER DEVELOPING MARKETS FUND

Class C	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$28.35	$39.17	$32.40	$30.87	$31.74

Income (loss) from investment operations:
Net investment loss[2]	(0.11)	(0.10)	(0.13)	(0.15)	(0.02)
Net realized and unrealized gain (loss)	3.20	(10.12)	7.08	1.68	(0.51)

Total from investment operations	3.09	(10.22)	6.95	1.53	(0.53)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.34)
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.60)	(0.18)	0.00	(0.34)

Net asset value, end of period	$31.44	$28.35	$39.17	$32.40	$30.87

Total Return, at Net Asset Value[3]	10.90%	(26.39)%	21.50%	4.96%	(1.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,046,894	$1,311,171	$2,190,364	$2,112,136	$2,024,406

Average net assets (in thousands)	$1,114,383	$1,785,113	$2,180,118	$2,231,136	$1,974,630

Ratios to average net assets:[4]
Net investment loss	(0.39)%	(0.29)%	(0.37)%	(0.44)%	(0.08)%
Expenses excluding specific expenses listed below	2.07%	2.06%	2.04%	2.06%	2.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.07%	2.06%	2.04%	2.06%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.05%	2.03%	2.05%	2.05%

Portfolio turnover rate	18%	36%	26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	2.07%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.05%
Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%

See accompanying Notes to Consolidated Financial Statements.

25        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$29.77	$40.94	$33.65	$31.97	$28.91

Income (loss) from investment operations:
Net investment income[3]	0.26	0.34	0.33	0.30	0.30
Net realized and unrealized gain (loss)	3.36	(10.61)	7.35	1.68	2.76

Total from investment operations	3.62	(10.27)	7.68	1.98	3.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.30)	(0.21)	(0.30)	0.00
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.30)	(0.90)	(0.39)	(0.30)	0.00

Net asset value, end of period	$33.09	$29.77	$40.94	$33.65	$31.97

Total Return, at Net Asset Value[4]	12.22%	(25.50)%	22.95%	6.19%	10.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,861,500	$6,201,064	$7,445,448	$2,353,100	$597,537

Average net assets (in thousands)	$6,593,711	$6,961,648	$3,901,775	$1,440,608	$156,814

Ratios to average net assets:[5]
Net investment income	0.87%	0.95%	0.87%	0.87%	1.46%
Expenses excluding specific expenses listed below	0.88%	0.87%	0.86%	0.88%	0.88%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.88%	0.87%	0.86%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.86%	0.85%	0.87%	0.88%

Portfolio turnover rate	18%	36%	26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	0.88%
Year Ended August 31, 2015	0.87%
Year Ended August 29, 2014	0.87%
Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

See accompanying Notes to Consolidated Financial Statements.

26        OPPENHEIMER DEVELOPING MARKETS FUND

Class R	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$28.88	$39.74	$32.72	$31.11	$32.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.08	0.04	(0.03)	0.09
Net realized and unrealized gain (loss)	3.27	(10.30)	7.16	1.69	(0.52)

Total from investment operations	3.31	(10.22)	7.20	1.66	(0.43)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.04)	0.00	(0.05)	(0.46)
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.06)	(0.64)	(0.18)	(0.05)	(0.46)

Net asset value, end of period	$32.13	$28.88	$39.74	$32.72	$31.11

Total Return, at Net Asset Value[3]	11.47%	(26.03)%	22.05%	5.33%	(1.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$634,007	$657,581	$972,479	$856,074	$753,301

Average net assets (in thousands)	$627,034	$832,613	$922,384	$869,931	$648,741

Ratios to average net assets:[4]
Net investment income (loss)	0.14%	0.23%	0.10%	(0.09)%	0.31%
Expenses excluding specific expenses listed below	1.57%	1.56%	1.64%	1.84%	1.87%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.57%	1.56%	1.64%	1.84%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.55%	1.58%	1.70%	1.70%

Portfolio turnover rate	18%	36%	26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.57%
Year Ended August 31, 2015	1.56%
Year Ended August 29, 2014	1.65%
Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%

See accompanying Notes to Consolidated Financial Statements.

27        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$29.73	$40.88	$33.62	$31.94	$32.85

Income (loss) from investment operations:
Net investment income[2]	0.19	0.26	0.25	0.22	0.31
Net realized and unrealized gain (loss)	3.36	(10.59)	7.35	1.71	(0.54)

Total from investment operations	3.55	(10.33)	7.60	1.93	(0.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.22)	(0.16)	(0.25)	(0.68)
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.82)	(0.34)	(0.25)	(0.68)

Net asset value, end of period	$33.06	$29.73	$40.88	$33.62	$31.94

Total Return, at Net Asset Value[3]	12.04%	(25.66)%	22.72%	6.04%	(0.55)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,551,480	$15,358,492	$21,476,284	$15,733,385	$11,222,422

Average net assets (in thousands)	$13,507,017	$19,567,341	$19,215,510	$14,400,407	$9,679,262

Ratios to average net assets:[4]
Net investment income	0.62%	0.74%	0.67%	0.64%	0.99%
Expenses excluding specific expenses listed below	1.07%	1.06%	1.04%	1.02%	1.03%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.07%	1.06%	1.04%	1.02%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.05%	1.03%	1.01%	1.03%

Portfolio turnover rate	18%	36%	26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.06%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%

See accompanying Notes to Consolidated Financial Statements.

28        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS August 31, 2016

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s previous reporting period was the last day the New York Stock Exchange was open for trading during that period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

29        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a private vehicle, OFI Global China Fund, LLC, which is wholly-owned and controlled by the Fund (the “Subsidiary”) organized under laws of Delaware. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 10% of its total net assets in the Subsidiary. The Subsidiary invests significantly in class A-shares of Chinese companies (“China A Shares”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 44,604,357 shares with net assets of $732,104,276 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$688,395,137
Net assets	$732,104,276
Net income (loss)	$14,140,006
Net realized gain (loss)	$11,490,538
Net change in unrealized appreciation/depreciation	$180,032,166

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that

30        OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for

31        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$137,148,970	$—	$4,134,722,913	$5,813,988,457

1. At period end, the Fund had $4,134,722,913 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$4,134,722,913

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $3,478,061 of capital loss carryforward to offset capital gains realized in that fiscal year.

32        OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

4. During the reporting period, $3,478,061 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$3,478,061	$22,420,914	$25,898,975

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2016	Year Ended August 31, 2015

Distributions paid from:
Ordinary income	$199,464,750	$207,972,168
Long-term capital gain	—	660,485,453

Total	$199,464,750	$868,457,621

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$23,874,881,862
Federal tax cost of other investments	47,928,801

Total federal tax cost	$23,922,810,663

Gross unrealized appreciation	$9,895,990,021
Gross unrealized depreciation	(4,082,001,564)

Net unrealized appreciation	$5,813,988,457

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

33        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

34        OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and

35        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,917,314,099	$3,350,209,537	$—	$5,267,523,636

36        OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Consumer Staples	$341,016,550	$ 3,241,308,874	$ —	$ 3,582,325,424
Energy	—	707,000,531	—	707,000,531
Financials	270,523,923	6,683,209,856	—	6,953,733,779
Health Care	—	1,374,264,514	—	1,374,264,514
Industrials	202,455,725	1,368,597,467	—	1,571,053,192
Information Technology	2,739,560,574	4,374,897,330	—	7,114,457,904
Materials	—	918,552,704	—	918,552,704
Preferred Stocks	26,045,095	696,623,603	99,999,991	822,668,689
Rights, Warrants and Certificates	13,778,677	—	—	13,778,677
Investment Company	1,385,672,153	—	—	1,385,672,153

Total Assets	$6,896,366,796	$ 22,714,664,416	$ 99,999,991	$ 29,711,031,203

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(421,260,260)	$421,260,260
Consumer Staples	(499,834,677)	499,834,677
Financials	(1,635,552,105)	1,635,552,105
Industrials	(124,328,008)	124,328,008
Preferred Stocks	(442,284,105)	442,284,105

Total Assets	$(3,123,259,155)	$3,123,259,155

*Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult

37        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended. Effective September 28, 2016, IMMF will change its name to Oppenheimer Institutional Government Money Market Fund.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that

38        OPPENHEIMER DEVELOPING MARKETS FUND

4. Investments and Risks (Continued)

are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

39        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	39,268,453	$1,197,719,203	51,265,704	$1,855,694,923
Dividends and/or distributions reinvested	916,052	28,699,912	5,208,317	192,343,161
Redeemed	(99,065,432)	(3,034,615,567)	(105,471,891)	(3,804,812,632)

Net decrease	(58,880,927)	$(1,808,196,452)	(48,997,870)	$(1,756,774,548)

Class B
Sold	11,879	$362,839	13,454	$475,705
Dividends and/or distributions reinvested	—	—	55,043	1,974,393
Redeemed	(1,366,134)	(40,137,271)	(1,026,477)	(35,657,250)

Net decrease	(1,354,255)	$(39,774,432)	(957,980)	$(33,207,152)

Class C
Sold	1,013,974	$29,031,728	1,618,899	$55,973,775
Dividends and/or distributions reinvested	—	—	771,135	26,997,457
Redeemed	(13,964,206)	(400,020,123)	(12,061,874)	(406,475,892)

Net decrease	(12,950,232)	$(370,988,395)	(9,671,840)	$(323,504,660)

Class I
Sold	123,608,374	$3,688,685,107	82,442,116	$2,914,725,238
Dividends and/or distributions reinvested	1,313,743	40,568,393	2,854,415	104,043,416
Redeemed	(95,644,252)	(2,887,889,980)	(58,833,041)	(2,058,495,294)

Net increase	29,277,865	$841,363,520	26,463,490	$960,273,360

Class R
Sold	3,166,750	$92,456,327	4,049,077	$140,905,542
Dividends and/or distributions reinvested	39,402	1,187,966	408,656	14,523,617
Redeemed	(6,240,144)	(184,959,748)	(6,162,475)	(213,124,984)

Net decrease	(3,033,992)	$(91,315,455)	(1,704,742)	$(57,695,825)

40        OPPENHEIMER DEVELOPING MARKETS FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	145,426,473	$4,364,630,788	174,241,063	$6,244,724,424
Dividends and/or distributions reinvested	3,050,890	94,272,517	10,362,239	377,703,609
Redeemed	(255,196,500)	(7,633,190,081)	(193,277,554)	(6,699,424,073)

Net decrease	(106,719,137)	$(3,174,286,776)	(8,674,252)	$(76,996,040)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$4,877,630,189	$9,549,967,414

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

The Manager also provides investment management related services to the Subsidiary. Neither the Manager or the Sub-adviser receives advisory fees from the Subsidiary. The Subsidiary also pays certain other expenses including custody fees.

The Fund’s effective management fee for the reporting period was 0.78% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund. Neither the Manager or Sub-Adviser receives a management fee from the Subsidiary.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

41        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	70,597
Accumulated Liability as of August 31, 2016	486,083

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

42        OPPENHEIMER DEVELOPING MARKETS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2016	$164,778	$26,676	$141,814	$19,242	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,360,757 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

43        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

44        OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Developing Markets Fund and subsidiary, including the consolidated statement of investments, as of August 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund and subsidiary as of August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Denver, Colorado
October 25, 2016

45        OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 8.94% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $301,916,344 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,791,342 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $50,085,055 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $225,621,713 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

46        OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47        OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2006), Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

48        OPPENHEIMER DEVELOPING MARKETS FUND

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

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Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Leverenz, Lech, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Justin Leverenz, Vice President (since 2007) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs (2002-2004); Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) (1993-1995) and (1997-2000), respectively. Portfolio manager at Martin Currie Investment Management (1995-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

John Paul Lech, Vice President (since 2015) Year of Birth: 1980	Director of Research for the Emerging Markets Equity Team since September 2015 and Vice President of the Sub-Adviser since January 2011. He was a Senior Research Analyst from January 2010 thru September 2015 and a Research Analyst from December 2008 to January 2010. He was an Assistant Vice President of the Sub-Adviser from January 2010 to January 2011. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

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Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER DEVELOPING MARKETS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55        OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0785.001.0816 October 25, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,100 in fiscal 2016 and $42,000 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $254 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $672,785 in fiscal 2016 and $879,472 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $31,095 in fiscal 2016 and $69,320 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $237,933 in fiscal 2016 and $595,129 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

0

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $941,813 in fiscal 2016 and $1,543,921 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/17/2016